                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 17th day of December, 1993.



                                    DAVID C. FARRELL
                                    ------------------------------------------
                                    David C. Farrell

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 16th day of December, 1993.



                                    JEROME T. LOEB
                                    ------------------------------------------
                                    Jerome T. Loeb

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 15th day of December, 1993.



                                    RICHARD L. BATTRAM
                                    ------------------------------------------
                                    Richard L. Battram

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 15th day of December, 1993.



                                    THOMAS A. HAYS
                                    ------------------------------------------
                                    Thomas A. Hays

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 22nd day of December, 1993.



                                    EDWARD H. MEYER
                                    ------------------------------------------
                                    Edward H. Meyer

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 20th day of December, 1993.



                                    RUSSELL E. PALMER
                                    ------------------------------------------
                                    Russell E. Palmer

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 20th day of December, 1993.



                                    MICHAEL R. QUINLAN
                                    ------------------------------------------
                                    Michael R. Quinlan

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 16th day of December, 1993.



                                    WILLIAM P. STIRITZ
                                    ------------------------------------------
                                    William P. Stiritz

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 5th day of January, 1994.



                                    ROBERT D. STOREY
                                    ------------------------------------------
                                    Robert D. Storey

                               POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements, amendments thereto and post-effective amendments thereto with respect to The May Department Stores Company Profit Sharing Plan and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

      DATED this 16th day of December, 1993.



                                    MURRAY L. WEIDENBAUM
                                    ------------------------------------------
                                    Murray L. Weidenbaum